UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 27, 2009

     Performance Capital Management, LLC
(Exact name of registrant as specified in its charter)

California	0 – 50235	03-0375751
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Village Drive, Suite 255
Buena Park, California	90621
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 736-3790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Company Update

The Board of Directors (the "Board") of Performance Capital Management, LLC (the "Company") has determined that it is in the best interests of the Company and its members to wind down the business and to seek to discharge remaining obligations to creditors. Accordingly, on November 30, 2009, the Board approved the liquidation and dissolution of the Company in accordance with a Plan of Dissolution. Implementation of the Plan of Dissolution is subject to the approval by members holding a majority of the outstanding member units of the Company. Therefore, the Board has called for a Special Meeting of Members that will provide the forum for a member vote on the dissolution of the Company.

The Plan of Dissolution will be described in detail in a proxy statement to be filed with the SEC and is expected to be sent to the Company’s members in December.

After discharging any remaining obligations to creditors, and net of expected wind-down expenses, there may not be any significant remaining assets available for distribution to the Company’s members. If the members do not approve the liquidation and dissolution of the Company, the Company’s only remaining option may be to file for bankruptcy.

Reduction in Force

In an effort to cut ongoing operating expenses, the Company terminated approximately 17 of its 30 remaining full-time employees effective November 27, 2009. Following this reduction in force, the Company is focusing its efforts on maximizing the value of its remaining assets, and is continuing to explore opportunities to sell loan portfolios to generate operating capital and discharge amounts owed to creditors. The Company did not incur any material charges as a result of the reduction in force.

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FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as “believes,” “plans,” “expects,” “may,” “will,” “intends,” “should,” “plan,” “assume” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC. You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by us in this report on Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE CAPITAL MANAGEMENT, LLC

December 4, 2009	By:	/s/ David J. Caldwell
(Date)	David J. Caldwell
Its: Chief Operations Officer

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